DRIVEN BY VALUE

FREEPORT-MCMORAN

4th Quarter 2017 Earnings Conference Call

January 25, 2018

A member of ICMM International Council on Mining & Metals

FCX LISTED NYSE

fcx.com

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, operating cash flows, anticipated tax refunds resulting from U.S. tax reform, capital expenditures, exploration efforts and results, development and production activities and costs, liquidity, tax rates, the impact of copper, gold and molybdenum price changes, the impact of deferred intercompany profits on earnings, reserve estimates, future dividend payments, and share purchases and sales. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be," "potential" and any similar expressions are intended to identify those assertions as forward-looking statements.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include supply of and demand for, and prices of, copper, gold and molybdenum; mine sequencing; production rates; potential inventory adjustments; potential impairment of long-lived mining assets; the outcome of negotiations with the Indonesian government regarding PT Freeport Indonesia's (PT-FI) long-term mining rights; the potential effects of violence in Indonesia generally and in the province of Papua; industry risks; regulatory changes; political risks; labor relations; weather- and climate-related risks; environmental risks; litigation results (including the final disposition of Indonesian tax disputes and the outcome of Cerro Verde's royalty dispute with the Peruvian national tax authority); and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2016, filed with the U.S. Securities and Exchange Commission (SEC) as updated by FCX's subsequent filings with the SEC. With respect to FCX's operations in Indonesia, such factors include whether PT-FI will be able to resolve complex regulatory matters in Indonesia and continue to export copper after February 16, 2018.

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding mineralized material and potential resources not included in proven and probable mineral reserves. Mineralized material is a mineralized body that has been delineated by appropriately spaced drilling and/or underground sampling to support the estimated tonnage and average metal grades. Such a deposit cannot qualify as recoverable proven and probable reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development costs, unit costs, grades, recoveries and other material factors. Our estimates of potential resources are based on geologically reasonable interpolation and extrapolation of more limited information than is used for mineralized material (measured and indicated) and requires higher copper prices. Significant additional drilling is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineralized material and potential resources not included in reserves will become proven and probable reserves.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and molybdenum, net debt and adjusted EBITDA which are not recognized under U.S. generally accepted accounting principles. As required by SEC Regulation G, reconciliations of unit net cash costs per pound of copper and molybdenum to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 3Q17 press release, which are also available on FCX's website, "fcx.com." A reconciliation of adjusted EBITDA to amounts reported in FCX's consolidated financial statements is included in this presentation.

2017 Highlights

Strong Execution – "Driven by Value"

- Solid Operating Performance Throughout Global Operations
- Ongoing Cost Management & Capital Discipline
- Strong Cash Flow Generation
- Restored Balance Sheet Strength
- Developed Attractive Organic Options for Future Growth
- Important Progress for Long-term Stability in Indonesia

Focused on Shareholder Value

Key Metrics

Strong Cash Flow Generation

2016	($ in mm)	2017
+$916*		+$3,272*



$3,729
OCF @ Cu $2.28/lb
$2,813
CAPEX
$4,682
OCF @ Cu $2.93/lb
$1,410
CAPEX

Unit Net Cash Costs

Copper
($/lb)



$1.26
2016
$1.20
2017

Restored Balance Sheet Strength

Net Debt
($ in bn)



$20.1
YE 2015
$11.8
YE 2016
$8.7
YE 2017

Net Debt/ Adjusted EBITDA	4.6x	2.4x	1.5x

Year-end Reserves

Copper
(bn Lbs)



87
YE 2016
87
YE 2017

NOTE: Net debt equals gross debt less consolidated cash
* Operating cash flow less CAPEX

Copper Market Commentary

Global IP Growth in 2017 was Strongest Since 2010

	2017e Consumption 000's Mt	Change From Prior Year
China	11,046	3.2%
Rest of Asia	3,936	2.7%
Europe	3,770	0.3%
United States	1,820	0.2%
Other	2,415	0.1%
Total	22,987	2.0%

	Cu Price Change
2017	+30.5%

Source: Wood Mackenzie December 2017 Long-term Outlook; e=estimate

- **Positive Demand Globally**
  - Manufacturing Sectors are Performing Well
  - Chinese Growth is Exceeding Expectations
  - European Growth Continues
  - U.S. Demand is Solid
- **Supply Side Issues Remain**
  - Extended Period of Under Investment
  - Absence of Major New Projects on the Horizon
  - Declining Production from Existing Mines
  - Exchange Stocks Remain Historically Low
- **Solid Fundamental Outlook**
  - Wood Mackenzie Estimates ~5MMt of New Projects Required Over Next Decade
  - 7-10 Year Lead Time; Few World Class Opportunities
  - Automotive Electrification Positive for Copper

World's Leading Copper Producers



Top 10 Copper Producers (2017e)
(000 t)
2,000
1,500
1,000
500
0
CODELCO
GLENCORE
bhpbilliton
SOUTHERN COPPER
KGHM
FIRST QUANTUM
ANTOFAGASTA
RioTinto
VALE

Source: Wood Mackenzie December 14, 2017. Rankings based on net equity ownership; e = estimate

World Class Copper Discoveries Are Extremely Rare

Recoverable Copper Reserves



Million metric tons
0
5
10
15
20
25
30
35
Escondida - 1981
Collahuasi - 1880
Grasberg Complex - 1988
Buenavista - 1926
Andina - 1865
KGHM Polish Copper - 1957
Toquepala - 1800s
Cerro Verde - 1860s
El Teniente - 1910
Oyu Tolgoi - 2001

2017e Copper Production



Thousand metric tons
0
200
400
600
800
1000
1200
Escondida - 1981
Collahuasi - 1880
Cerro Verde - 1860s
Grasberg Complex - 1988
Buenavista - 1926
Morenci - 1870
Las Bambas - 2005
Chuquicamata - 1910
El Teniente - 1910
Antamina - 1873

Source: Wood Mackenzie
e=estimate

FCX Reserves/Mineralized Material/Potential
as of 12/31/17

2P Reserves (1)


North America
39%
South America
32%
Indonesia
29%

87 Billion Lbs

Mineralized Material (2)*


North America
45%
Indonesia
20%
South America
30%
Other
5%

92 Billion Lbs

Potential (3)*


North America
66%
Serbia & Other
19%
South America
15%

156 Billion Lbs

(1) Preliminary estimate of recoverable proven and probable copper reserves using a copper price of $2.00/lb; 71 billion pounds net to FCX's interest.
(2) Preliminary estimate of consolidated contained copper resources using a copper price of $2.20/lb; includes Kisanfu in D.R.C., which is an asset held for sale.
(3) Our estimates of potential are based on geologically reasonable interpolation and extrapolation of more limited information than is used for Mineralized Material (measured and indicated) and requires higher Cu prices. Significant additional drilling is required and no assurance can be given that the potential quantities of metal will be produced.

*** Mineralized material and potential resources are not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material and potential resources will become proven and probable reserves. See Cautionary Statement.**

FCX Values Beyond Proven & Probable Reserves

Preserving Optionality for the Future – Driven by Value

U.S.

- Large footprint with substantial undeveloped sulfide resources
- Significant existing infrastructure provides for Brownfield expansions
- District extensions include:
  - Bagdad
  - Chino/Cobre
  - Lone Star/Safford
  - Morenci
  - Sierrita

Serbia

- Timok lower zone – large, high-grade, early stage opportunity

D.R.C. – Kisanfu*

- Largest undeveloped cobalt deposit in the world
- Permitted
- Stand-alone project or processed by nearby operations

Grasberg District

- 2 bn tonnes in mineralized material beyond 2P reserves

South America

- El Abra mill project to develop large sulfide resource
- Advancing technical studies for concentrator similar to Cerro Verde expansion
- Large footprint at Cerro Verde

**** Asset held for sale***

NOTE: Mineralized material and potential resources are not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material and potential resources will become proven and probable reserves. See Cautionary Statement.

Americas Update

- Strong Operating Performance
- 666 mm lbs of Copper Sold in 4Q17
- Cerro Verde Concentrator Averaged 374 kt/d in 4Q17
- Continued Focus on Cost and CAPEX Management
- Advancing Studies for Future Growth to Maintain Optionality

Americas Cash Flow


($ in mm)
+$561*
+$2,597*
$726
OCF @ Cu $3.18/lb
$165
CAPEX
4Q17
$3,057
OCF @ Cu $2.90/lb
$460
CAPEX
2017

* Operating cash flow less CAPEX.

NOTE: Amounts reflect FCX's consolidated subsidiary, Freeport Minerals Corporation. CAPEX includes $38 mm in 4Q17 and $150 mm in 2017 for Miami Smelter upgrade.

Large Development Project Inventory
Copper Sulfide Opportunities in Americas

- Bagdad
- Chino/Cobre
- El Abra
- Lone Star/Safford
- Morenci
- Sierrita



(bns of lbs)
62
130
257
Bagdad
Chino/Cobre
El Abra
Lone Star/ Safford
Morenci
Sierrita
Cerro Verde
Other
2P Reserves @ $2.00 Cu
Including Mineralized Material* @ $2.20 Contained Cu
Including Potential*

Future Development Subject to Market Conditions

* Mineralized material and potential resources are not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material and potential resources will become proven and probable reserves. See Cautionary Statement.

Lone Star Oxide Project – Moving Forward

- **12/31/2017 Reserve: 4.4 bn lbs of Copper**
- **$850 mm Project; Utilizes Existing Infrastructure at Safford**
- **Commenced Pre-stripping Activities in 1Q18**
- **Provides Exposure to Large Sulfide Deposit (60+ bn lbs Cu Contained)**
- **Low Execution Risk**
- **First Copper Expected by YE 2020**
- **Key Statistics**
  - Estimated production: ~200 mm lbs/year
  - Mine life: ~20 Years
  - 50% of capital costs are for mine equipment & pre-production stripping
  - Estimated unit cash cost: $1.75/lb
  - After-tax NPV @ 8%: $0 ($2.40 Copper) to $1.2 Billion ($3.50 Copper)

See Cautionary Statement.


Safford Facility
Safford Leach Stockpile
San Juan Pit
Dos Pobres Pit
Lone Star
W
Lone Star is approximately 7 miles from New Leach Stockpile/Safford Facility
View W-NW


Shovel moved to Lone Star

Lone Star Sulfide Potential



N
Leach Pit
Cu > 0.30%
Oxide
Chalcocite
Chalcopyrite
1 km
% Copper
>=0.00
>=0.10
>=0.20
>=0.30
>=0.40
>=0.60
>=0.80
>=1.00
DH 259 1048 m
0.44% Cu
DH 264 718 m
0.60% Cu
DH 265 1202m
0.63% Cu
DH 267 1478 m
0.45% Cu
+0.6% Cu
+0.3% Cu
Potential Extension of Sulfide Orebody

El Abra Sulfide Mill Project

- Large Sulfide Resource
- Resource Estimate: 2 Billion Tonnes at >0.45% Copper
- Advancing Technical Studies
  - 240 kt/d Concentrator – Similar to Recent Cerro Verde Expansion
  - Estimated Production: ~750 mm lbs/year
  - 6-8 Year Expected Lead Time
    - 3-4 Years of Feasibility and Permitting
    - 3-4 Year Construction Period

NOTE: Potential resources are not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material and potential resources will become proven and probable reserves. See Cautionary Statement.

El Abra Sulfide Potential


West
Cross-Section looking North
East
2017 Reserve Pit
2017
Mineralized
Material
Pit Shell
% Cu
>=0.0
>=0.1
>=0.2
>=0.3
>=0.4
>=0.6
>=0.8
1 km

Significant Intercepts

Indonesia Update

- Negotiations are Advancing to Achieve a Mutually Positive Resolution
- PT-FI Requires Fiscal and Legal Certainty for Long-term Mining Operations
- 51% Divestment: Ongoing Discussions with Inalum (Indonesian SOE) and PT-FI Joint Venture Partner regarding Structure, Process and Valuation
- Smelter Construction: Within 5 years of Definitive Agreement
- Parties Have Expressed a Mutual Objective of Completing Required Negotiation and Documentation during 1H 2018
- Temporary IUPK Extended to June 30, 2018; PT-FI is Seeking an Extension of Export License which Currently Expires on February 16, 2018

PT-FI Cash Flow

($ in mm)



+$792*
+$1,656*
$977
OCF @ Cu $3.25/lb
$185**
CAPEX
4Q17
$2,422
OCF @ Cu $3.00/lb
$766**
CAPEX
2017

4Q17 Unit Net Cash Credit: 22¢/lb Compared to 65¢/lb Unit Cost in 4Q16

* Operating cash flow less CAPEX.
** Includes $175 mm in 4Q17 and $712 mm in 2017 associated with Grasberg U/G.

Grasberg Mining District



Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
DOZ
DMLZ
Big Gossan
MLA
Grasberg BC Spur
Kucing Liar Spur
Big Gossan Spur
DMLZ Spur
N

PT-FI History of Block Caving



GBT
IOZ
DOZ
DMLZ

1980's	**GBT block cave mine** *Depleted*
1990's	**IOZ block cave mine** *Depleted*
2000's	**DOZ block cave mine** *Operating*
Future	• **DMLZ** *Start-up* • **Grasberg BC** *In development* • **Kucing Liar** *Future development*

Grasberg Block Cave

World Class Design


GBC Rail Lines

- Construction Progress Will Enable Initial Undercutting in Late 2018
- Expected to Ramp Up to >1 Bn lbs of Cu & >1 mm ozs of Au Within 5-6 Yrs*


Service Shaft
Hoist Room


Rail Car Unloading Station

Grasberg Block Cave Design

Oblique View Looking Southwest

***Reserves**: 964mm t @ 1.03% Cu & 0.78 g/t Au*


Production Levels
~1 km
Fixed Facilities
Ventilation Drifts
Pump Station
Crushers
Tunnels from Ridge Camp
Conveyor & Service Declines

* *Amounts in aggregate*

Grasberg Block Cave– Key Milestones

Completed to Date:

- ✓ +220 km of Development
- ✓ Mine Access
- ✓ Service Shaft
- ✓ Initial Fans & Vent Infrastructure
- ✓ Rail Connection
- ✓ Crusher #1
- ✓ Batch Plant

Near-term Objectives

- 28 km of Development in 2018
- Complete Rail & Ore Flow Systems in 2H18
- Complete Key Fixed Facilities
- Complete 200+ Drawpoints for Cave Initiation
- First Undercut Blasting in 4Q18
- First Cave Production in 1Q19

See Cautionary Statement.


Rail Construction Crew at Work


Approaching the Rail Unloading Station

Financial Benefits to Indonesia

- **Positive Long-term Historical Relationship**
- **50-Year History of Operations in Indonesia**
- **Contributed +$60 Bn to National GDP Since 1992**
- **Largest Private Employer in Papua & Significant Economic Engine for Development in Region**
- **One of the Largest Taxpayers in Indonesia**
- **Contributed 1% of Revenues to Local Community Through the *"Freeport Partnership Fund For Community Development"***
  - **Over $725 Million Since Inception (1996) Through 2017**



Financial Benefits Breakdown
~$21 Billion
GOI
59%
FCX
41%
(2007-2017)

Future Taxes, Royalties & Dividends for Government through 2041 Expected to Exceed $40 Bn*

** Assumes full development; based on pricing of $3/lb for copper and $1,200/oz for gold.*

2018e Outlook

Sales Outlook	▪ Copper: 3.9 Billion lbs. ▪ Gold: 2.4 Million ozs. ▪ Molybdenum: 91 Million lbs.
Unit Cost of Copper	▪ Site Production & Delivery: $1.60/lb ▪ After By-product Credits(1): $0.97/lb, Including $0.95/lb for 1Q18e
Operating Cash Flows (2)	▪ Exceed $5.8 Billion (@ $3.15/lb Copper for 2018e) ▪ Each 10¢/lb Change in Copper for 2018e = $360 MM
Capital Expenditures	▪ $2.1 Billion • $1.2 Billion for Major Projects, Including $1.0 Billion for Underground Development in Indonesia and Development of Lone Star Oxide Project • $0.9 Billion for Other Mining

(1) Assumes average prices of $1,300/oz gold and $10/lb molybdenum for 2018e.
(2) Assumes average prices of $1,300/oz gold and $10/lb molybdenum for 2018e; each $100/oz change in gold would have an approximate $230 mm impact and each $2/lb change in molybdenum would have an approximate $130 mm impact.
e = estimate. See Cautionary Statement.

2018e Operating Estimates

2018e Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Consolidated
Cash Unit Costs (1)				
Site Production & Delivery (2)	$1.76	$1.62	$1.37	$1.60
By-product Credits	(0.20)	(0.19)	(2.56)	(0.92)
Treatment Charges	0.11	0.19	0.25	0.18
Royalties & Export Duties	-	0.01	0.37	0.11
Unit Net Cash Costs (Credits)	**$1.67**	**$1.63**	**($0.57)**	**$0.97**

2018e Sales by Region

North America ***South America*** ***Indonesia***



1,495
Cu
mm lbs
91 (3)
Mo
mm lbs
1,235
1,200
2.4 (4)
Au
mm ozs

(1) Estimates assume average prices of $3.15/lb for copper, $1,300/oz for gold and $10/lb for molybdenum for 2018e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(2) Production costs include profit sharing in South America and severance taxes in North America.

(3) Includes molybdenum produced in South America.

(4) Includes gold produced in North America.

Note: e = estimate. See Cautionary Statement.

Sales Profile

Copper Sales (billion lbs)



4
3
2
1
0
3.7
3.9
3.45
3.9
2017
2018e
2019e
2020e - 2021e AVG

Note: Consolidated copper sales include 670 mm lbs in 2017, 690 mm lbs in 2018e, 695 mm lbs in 2019e and 680 mm lbs in 2020e - 2021e avg for noncontrolling interest; excludes purchased copper.

Gold Sales (million ozs)



3
2
1
0
1.6
2.4
1.0
1.4
2017
2018e
2019e
2020e - 2021e AVG

Note: Consolidated gold sales include 144k ozs in 2017, 230k ozs in 2018e, 90k ozs in 2019e, 130k ozs for 2020e-2021e avg for noncontrolling interest.

Molybdenum Sales (million lbs)



100
75
50
25
0
95
91
91
94
2017
2018e
2019e
2020e - 2021e AVG

e = estimate. See Cautionary Statement.

2018e Quarterly Sales


Copper Sales (million lbs)
1,200
900
600
300
0
1,000
960
1,020
950
1Q18e
2Q18e
3Q18e
4Q18e

Note: Consolidated copper sales include approximately 165 mm lbs in 1Q18e, 175 mm lbs in 2Q18e, 180 mm lbs in 3Q18e and 170 mm lbs in 4Q18e for noncontrolling interest; excludes purchased copper.


Gold Sales (thousand ozs)
750
500
250
0
675
625
650
490
1Q18e
2Q18e
3Q18e
4Q18e

Note: Consolidated gold sales include approximately 65k ozs in 1Q18e, 60k ozs in 2Q18e, 60k ozs in 3Q18e and 45k ozs in 4Q18e for noncontrolling interest.


Molybdenum Sales (million lbs)
25
20
15
10
5
0
24
23
22
22
1Q18e
2Q18e
3Q18e
4Q18e

e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

EBITDA
($1,300/oz Gold, $10.00/lb Molybdenum)


(US$ billions)
$9
$6
$3
$0
2018e/2019e
Cu $3.00/lb
Cu $3.25/lb
Cu $3.50/lb

Operating Cash Flow (excluding Working Capital changes)
($1,300/oz Gold, $10.00/lb Molybdenum)


(US$ billions)
$6
$4
$2
$0
2018e/2019e
Cu $3.00/lb
Cu $3.25/lb
Cu $3.50/lb

Note: 2018e EBITDA and Operating Cash Flow expected to be above the two-year average. Assumes continued exports from Indonesia after 2/16/2018. For 2018e/2019e average price sensitivities see slide 26. EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement.

Sensitivities (US$ millions)

Change	2018e/2019e EBITDA	2018e/2019e Operating Cash Flow
Copper: +/- $0.10/lb	$380	$290
Molybdenum: +/- $1.00/lb	$80	$70
Gold: +/- $50/ounce	$85	$50
Currencies: [(1)] +/- 10%	$145	$100

(1) U.S. Dollar Exchange Rates: 654 Chilean peso, 13,500 Indonesian rupiah, $0.75 Australian dollar, $1.18 Euro, 3.22 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization costs. Operating cash flow amounts exclude working capital changes. Assumes continued exports from Indonesia after 2/16/2018.

e = estimate. See Cautionary Statement.

Capital Expenditures

(US$ billions)

Includes Lone Star Oxide Project


$1.4
Major Mining Projects
0.9
Other Mining
0.5
2017
$2.1
1.2*
0.9
2018e
$2.2
1.2*
1.0
2019e

* Major mining projects include CAPEX associated with Grasberg Underground development ($0.75 bn in 2018e and 2019e) and Lone Star ($0.25 bn in 2018e and $0.35 in 2019e).

Note: Includes capitalized interest; excludes potential spending on new smelter in Indonesia.

e= estimate. See Cautionary Statement.

Strong Execution of Deleveraging Plan

Net Debt at Varying Copper Prices


(US$ billions)
$20.0
$15.0
$10.0
$5.0
$0.0
$20.1
$11.8
$8.7
$5.7
$4.8
$3.9
YE 2015
YE 2016
YE 2017
$3.00
$3.25
$3.50
Net Debt/
Adjusted EBITDA
4.6x
2.4x
1.5x
0.7x
0.5x
0.4x
YE 2018e

Note: Sensitivity assumes $10/lb molybdenum and $1,300/oz gold for 2018e.
Net debt equals gross debt less consolidated cash.
e= estimate. See Cautionary Statement.

Positive Long-term Outlook

FREEPORT-MCMORAN *Executing Clearly Defined Strategy*

Industry-Leading Copper Position	Experienced Team of Operators & Developers	Long-Lived, Geographically Diverse Portfolio	Financially Strong
			

Optimistic About Market Outlook for Copper – Attractive Long-Term Fundamentals

Reference Slides

Financial Highlights

Sales Data	4Q17	2017
Copper		
Consolidated Volumes (mm lbs)	1,017	3,700
Average Realization (per lb)	$3.21	$2.93
Site Production & Delivery Costs (per lb)	$1.62	$1.61
Unit Net Cash Costs (per lb)	$1.04	$1.20
Gold		
Consolidated Volumes (000's ozs)	593	1,562
Average Realization (per oz)	$1,285	$1,268
Molybdenum		
Consolidated Volumes (mm lbs)	24	95
Average Realization (per lb)	$9.79	$9.33

Financial Results *(in billions, except per share amounts)*	4Q17	2017
Revenues	$5.0	$16.4
Net Income Attributable to Common Stock[(1)]	$1.0	$1.8
Diluted Net Income Per Share[(1)]	$0.71	$1.25
Operating Cash Flows[(2)]	$1.7	$4.7
Capital Expenditures	$0.4	$1.4
Total Debt	$13.1	$13.1
Consolidated Cash	$4.4	$4.4

(1) *After adjusting for net gains of $291 mm (20¢/share) for 4Q17 and $113 mm (8¢/share) for 2017 primarily related to tax benefits associated with U.S. tax reform, partly offset by charges for adjustments to environmental obligations, adjusted net income attributable to common stock totaled $750 mm (51¢/share) for 4Q17 and $1,704 mm ($1.17/share) for 2017. For additional information, refer to "Adjusted Net Income" in the supplemental schedules of FCX's 4Q17 press release, which are available on FCX's website.*

(2) *Includes net working capital sources and timing of other tax payments of $194 mm for 4Q17 and $589 mm for 2017.*

4Q 2017 Mining Operating Summary

4Q17 Unit Production Costs

Cash Unit Costs (Credits) (per pound of copper)	North America	South America	Indonesia	Consolidated
Site Production & Delivery	$1.79	$1.71	$1.36	$1.62
By-Product Credits	(0.21)	(0.20)	(2.18)	(0.89)
Treatment Charges	0.10	0.21	0.26	0.19
Royalties & Export Duties	-	0.01	0.34	0.12
Unit Net Cash Costs (Credits)	**$1.68**	**$1.73**	**$(0.22)**	**$1.04**

Sales From Mines for 4Q17 & 4Q16 by Region



North America
South America(2)
Indonesia(3)
354
416
24 (1)
22 (1)
Cu
mm lbs
Mo
mm lbs
312
359
351
352
584
401
Au
000 ozs
4Q17
4Q16
4Q17
4Q16
4Q17
4Q16
4Q17
4Q16
4Q17
4Q16

(1) Includes 6 mm lbs in 4Q17 and 7 mm lbs in 4Q16 from South America.
(2) Silver sales totaled 967 k ozs in 4Q17 and 981 k ozs in 4Q16.
(3) Silver sales totaled 1.0 mm ozs in 4Q17 and 907 k ozs in 4Q16.
NOTE: For a reconciliation of unit net cash costs (credits) per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 4Q17 press release, which is available on FCX's website.

2017 Operating Summary

2017 Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Consolidated
Cash Unit Costs				
Site Production & Delivery (1)	$1.64	$1.59	$1.58	$1.61
By-product Credits	(0.17)	(0.18)	(2.05)	(0.67)
Treatment Charges	0.10	0.22	0.27	0.19
Royalties & Export Duties	-	0.01	0.29	0.07
Unit Net Cash Costs	**$1.57**	**$1.64**	**$0.09**	**$1.20**

2017 Sales by Region



North America
1,484
Cu
mm lbs
95 (2)
Mo
mm lbs
South America
1,235
Indonesia
981
1.6 (3)
Au
mm ozs

(1) Production costs include profit sharing in South America and severance taxes in North America.
(2) Includes molybdenum produced in South America.
(3) Includes gold produced in North America.

Note: e = estimate. See Cautionary Statement.

Preliminary Reserves

Consolidated Proven & Probable Reserves

	Copper billion lbs	Molybdenum billion lbs	Gold million ozs
Reserves @ 12/31/16	86.8	2.95	26.1
Additions/revisions	3.6	(0.02)	(1.0)
Production	(3.7)	(0.09)	(1.6)
Net Change	(0.1)	(0.11)	(2.6)
Reserves @ 12/31/17	**86.7**	**2.84**	**23.5**
Reserves @ 12/31/06	93.6	1.95	42.5
Additions/revisions	36.8	1.78	(2.1)
Production	(43.7)	(0.89)	(16.9)
Net Change	(6.9)	0.89	(19.0)
Reserves @ 12/31/17	**86.7**	**2.84**	**23.5**
*** As % of production**	**84%**	**201%**	**-13%**

12/31/17
Copper Reserves
by Geographical Region


North America 39%
South America 32%
Indonesia 29%

Reserves at 12/31/16 & 12/31/17: Prices of $2/lb copper, $10/lb molybdenum, and $1,000/oz gold
Reserves at 12/31/06: Prices of ~$1/lb copper, $5/lb molybdenum, and $400/oz gold; reserves as of 12/31/06 are pro forma

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2017-2022e

2018e – 2022e PT-FI Share
Total: 5.3 billion lbs copper
Annual Average: 1.07 billion lbs

2018e – 2022e PT-FI Share
Total: 7.6 million ozs gold
Annual Average: 1.5 million ozs



Copper, billion lbs
Gold, million ozs
1.0
1.54
1.2
2.4
0.7
1.0
1.0
1.4
1.3
1.4
1.1
1.4
2017
2018e
2019e
2020e
2021e
2022e

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors. Assumes continued exports from Indonesia after 2/16/18.
e = estimate. Amounts are projections; see Cautionary Statement.

FCX Debt Maturities as of 12/31/17


(US$ billions)
$8
$6
$4
$2
$0
Total Debt & Cash at 12/31/17
FCX Revolver $ -
Senior Notes 11.8
Cerro Verde Credit Facility 1.3
Total Debt $13.1
Consolidated Cash $ 4.4
$1.4
2.375% Sr. Notes
2018
$0.0
2019
$1.0
3.1% Sr. Notes
2020
$1.4
CV Non-recourse
4% Sr. Notes
2021
$2.8
CV Non-recourse
3.55% & 6.75% Sr. Notes
2022
$2.8
3.875% & 6.875% Sr. Notes
2023
$0.8
4.55% Sr. Notes
2024
$2.9
5.40% & 5.45% Sr. Notes and FMC Sr. Notes
Thereafter

In 4Q17, Redeemed $617 mm & Repurchased $74 mm in Sr. Notes
Interest Savings Associated with Transactions Over $40 mm per annum

Adjusted EBITDA Reconciliation

(in millions)

	4Q 2017	2017
Net Income Attributable to Common Stock - Continuing Operations	$1,025	$1,755
Interest expense, net	168	801
Income tax provision	136	883
Depreciation, depletion and amortization	457	1,714
Gain on early extinguishment and exchanges of debt	(13)	(21)
Net gain on sales of assets	(15)	(81)
Accretion	30	124
Cerro Verde royalties and related net charges (credits)	(13)	203
Other net charges (1)	173	359
Other income, net	(13)	(49)
Net income attributable to noncontrolling interest	168	274
Equity in affiliated companies' net earnings	(4)	(10)
Adjusted EBITDA – Continuing Operations	**$2,099**	**$5,952**
Adjusted EBITDA – Discontinued Operations	-	13
FCX Adjusted EBITDA(2)	**$2,099**	**$5,965**

(1) Other net charges for 4Q17 primarily include net adjustments to environmental obligations and related litigation reserves ($157 mm). Other net charges for the year 2017 primarily include mining-related charges for PT-FI workforce reductions ($125 mm) and net charges to environmental obligations and related litigation reserves ($210 mm).

(2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.